THIRD AMENDMENT TO
                               ------------------
                              MANAGEMENT AGREEMENT
                              --------------------
                        (AL II - 14 Operating Facilities)
                                     (GMAC)

     This Third Amendment to Management Agreement (this "Amendment") is made effective this 1st day of January, 2002 by and among Emeritus Management LLC, a Washington limited liability company ("Emeritus Management"), Emeritus Management I LP, a Washington limited partnership ("Texas Manager"), Emeritus Corporation, a Washington Corporation ("Emeritus), AL Investors II LLC, a Delaware limited liability company ("AL Investors II"), for itself and as sole managing member or sole managing member of the general partner of each of the Facility Entities set forth on Exhibit A to the AL II Management Agreement
(GMAC) (as amended and as hereinafter defined) which own a Facility other than a Refinanced Facility.

                                    Recitals
                                    --------

     A. Emeritus Management, Texas Manager, Emeritus, AL Investors II, ESC I, L.P., a Washington limited partnership ("ESC"), ESC G.P. I, Inc., a Washington corporation ("ESCGP"), and Emeritus Properties I, Inc., a Washington corporation ("EPI") entered into that certain Management Agreement with Option to Purchase (AL II - 14 Operating Facilities), dated March 26, 1999, which was thereafter segregated by Amendment to Management Agreement (AL II - 14 Operating Facilities), dated March 27, 2000 (the "First Amendment"), pursuant to which the Refinanced Facilities (as defined therein) were deleted, and were included instead in that certain Management Agreement with Option to Purchase (Teachers), dated March 27, 2000 (the "AL II Management Agreement (Teachers)", and which was also thereafter amended by Second Amendment to Management Agreement dated March 22, 2001 (the "Second Amendment;" as so segregated and amended, the "AL II Management Agreement (GMAC)". ESC, ESCGP and EPI have ceased to be Managers under the AL II Management Agreement (GMAC).

     B. Simultaneously with the initial execution of the AL II Management Agreement (GMAC), EPI, Emeritus, and AL Investors Development LLC, a Delaware limited liability company (for itself and on behalf of certain Facility Entities defined therein), entered into that certain Management Agreement with Option to Purchase (AL II - 5 Development Facilities), dated March 25, 1999, pursuant to which, among other things, Manager was engaged to manage certain Facilities described therein (the "AL II Development Management Agreement").

     C. The parties hereto or certain affiliates thereof also entered into that certain Management Agreement with Option to Purchase (Emeritrust 25), dated December 30, 1998, pursuant to which, among other things, AL Investors LLC, a Delaware limited liability company, and the Facility Entities defined therein engaged Manager to manage certain Facilities described therein (as amended as described below, the "AL I Management Agreement").

     D. GMAC Commercial Mortgage Corporation ("GMAC") is the lender under the Senior Loan under both the AL I Management Agreement and the AL II Management Agreement (GMAC). The Senior Loan as defined in the AL I Management Agreement is referred to herein as the "AL I Senior Loan".

     E. Owner may elect to refinance one or more of the Facilities with lenders originating loans insured by the Federal Housing Administration, an organization unit of the United States Department of Housing and Urban Development, or other similar lenders, which may be locked to repayment at the time the Purchase Option is exercised (each a "New Loan").

     F. As a condition to an extension of the Junior Loan and the Senior Loan, and in anticipation of one or more New Loans, the parties have agreed to amend the AL II Management Agreement (GMAC) as set forth herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Definitions.  All  terms  capitalized herein but not defined shall have the
     -----------
meanings  given  them  in  the  AL  II  Management  Agreement  (GMAC).

     Extension  of Management Agreement.  New Section 2.3 is hereby added to the
     ----------------------------------
AL  II  Management  Agreement  (GMAC):

          2.3  Additional  Extension  Term.  The  parties hereby agree to extend
               ---------------------------
the AL II Management Agreement (GMAC) until June 30, 2003 (the "Extension Period"); provided, however, that if the AL I Management Agreement is not extended for the Second Extension Period as provided therein, either Manager or AL Investors II shall have the right to terminate this AL II Management Agreement (GMAC) upon 60 days written notice, upon which the Extension Period shall be deemed to terminate on the date of such termination of this AL II Management Agreement (GMAC). All of the terms and provisions of the AL II
Management Agreement (GMAC) shall continue to be applicable throughout the Extension Period. Notwithstanding the foregoing, the parties agree that this
Section 2.3 shall not impair Owners' extension rights under Section 2.2 of the AL II Management Agreement (GMAC).

     The parties hereby acknowledge that the foregoing extension is intended to cause the AL II Management Agreement (GMAC) to be co-terminous with the AL I Management Agreement and the extension of the AL I Senior Loan, as well as the anticipated extension of the Senior Loan (as defined in this AL II Management Agreement (GMAC)). The Senior Loan with respect to the AL II Collateral Properties (as defined in the Second Amendment) has been automatically extended in connection with the AL I Loan Restructure. Owner is currently negotiating with the lender under the Senior Loan ("GMAC") for an extension with respect to the 5 Facilities that were not included as AL II Collateral Properties (the "Non-Additional Collateral Properties"), such that the Senior Loan with respect to all of the Facilities would be co-terminous with the AL I Senior Loan, on the terms set forth in that certain term sheet signed by GMAC on ________, 2001. GMAC has notified Owners that it requires 90 days to implement the requested extension, and has agreed to grant Owner an interim extension for such 90 day period (the "Interim Extension"). If for any reason the extension as contained in the term sheet does not occur and the Senior Loan matures after the Interim Extension, the parties agree that AL Investors II shall have the right to terminate this AL II Management Agreement (GMAC) as to the Non-Additional Collateral Properties only. Neither of the foregoing termination rights shall have the effect of terminating the AL I Management Agreement, the AL II Management Agreement (Teachers), or the AL II Development Management Agreement.

1.     Costs  and  Expenses.  AL  Investors  II  shall pay for all closing costs
       --------------------
related to the loan extensions, including, without limitation, all costs and fees incurred by the Senior Lender, title insurance fees, and UCC search costs.

2.     Purchase  Option.
       ----------------

     3.1     Exercise  of  Option.  The first sentence of Section 13.2 of the AL
             --------------------
II Management Agreement (GMAC) (as amended by the Second Amendment) is hereby deleted and replaced in its entirety with the following:

The Purchase Option shall permit Emeritus to purchase the Facilities at any time during the Extension Period, provided that written notice of the exercise of the option is given by Emeritus to the Owners (the "Purchase Option Notice") at least 15 days prior to the expiration or sooner termination of the Extension Period.

          3.2     Place  and  Time of Closing.  Section 13.6 (as replaced by the
                  ---------------------------
Second Amendment) is hereby amended to replace all references to "December 31, 2001" with "the end of the Extension Period".

     3.3     Option  Facilities.  The  parties  anticipate  that  the  AL  II
             ------------------
Collateral Properties will be released as additional collateral for the AL I Senior Loan, and upon such release agreement that paragraph 3 of the Second Amendment will no longer be applicable.

          3.4     Conditions  to  Exercise.  In  addition  to  the  conditions
                  ------------------------
precedent to the exercise of the Purchase Option contemplated in Section 13.1 of the AL II Management Agreement (GMAC) and paragraph 6 of the First Amendment (which required a simultaneous exercise of the "Purchase Option" under the AL II Management Agreement (Teachers)), it shall be a condition precedent to the exercise of the Purchase Option (which condition Owners may waive, in their sole discretion at any time) (i) that the "Purchase Option" under the AL II Development Management Agreement and the AL I Management Agreement shall have been simultaneously exercised, and (ii) effective from and after December 31, 2002, the term of the AL II Development Management Agreement shall have been extended to December 31, 2003.

          3.5     Cross  Default  of Purchase Options. Section 13.9 of the AL II
                  -----------------------------------
Management Agreement (GMAC) is hereby amended by adding the following at the end: "If Emeritus elects to exercise its purchase options under the AL II Development Management Agreement, the AL II Management Agreement (Teachers), and the AL I Management Agreement, and thereafter fails to timely consummate the purchase of the facilities subject to the exercised purchase options in accordance with the terms thereof for any reason other than a default by the owners and failure to deliver the applicable deeds for each of the facilities, the Purchase Option under this AL II Management Agreement (GMAC) shall be deemed terminated and Emeritus shall thereafter have no further right to purchase the Facilities".

     The foregoing terms in the AL II Management Agreement (Teachers), together with the guaranty thereof, shall be deemed amended as set forth above.

     Termination  Upon  Default.  A new Section 9.8 is hereby added to the AL II
     ---------------------------
Management  Agreement  (GMAC)  as  follows:

          9.8  Termination  by Lender.  If required by the holder of a New Loan,
               ----------------------
upon an event of default under any New Loan the lender thereunder shall have the right to terminate this Agreement as to the Facility securing the New Loan upon 30 days prior written notice to Emeritus and to AL Investors II.

     Conveyances  Subject  to  New  Loan.  It is expressly understood and agreed
     -----------------------------------
that Section 10.3.1 of the Management Agreement shall not be applicable to any New Loan, and that Emeritus or its designee taking title to a Facility pursuant to the Purchase Option shall be required to assume any New Loan not then subject to prepayment, and shall pay all costs and fees associated with such loan assumption. In addition, it shall be Emeritus' responsibility to cause all conditions and requirements relating to the assumption of the New Loan to be satisfied in full as of Closing. Emeritus shall receive a credit against the Purchase Price for the assumed balance and any accrued interest due on any assumed New Loan.

3.     Segregation  of Management Agreement.   If required by any lender under a
       ------------------------------------
New Loan, Al Investors II, for itself and the applicable Facility Entity, and Manager agree to segregate the AL II Management Agreement (GMAC) to cause the Facility refinanced under the New Loan to be subject to a separate management agreement on substantially the same terms and conditions of the existing AL II Management Agreement (GMAC).

     Notices.  All  notices to be given by either party to this Agreement to the
     -------
other party hereto shall be in writing, and shall be sent to the parties at the addresses and in the manner set forth in the Management Agreement.

     Ratification.  The  Management  Agreement, as amended by this Agreement, is
     ------------
hereby  ratified  and  confirmed.

     Understandings  and  Agreements.  This  Amendment,  together  with  the
     -------------------------------
Management  Agreement,  constitutes  all  of  the  understandings and agreements
     ----
between  the  parties  with  respect  to  the  management  of  the  Facilities.

     Headings.  The  headings  contained herein are for convenience of reference
     --------
only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

     Applicable  Law.  This  Agreement shall be construed and interpreted and be
     ---------------
governed  by  the  laws  of  the  State  of  Washington.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.

     EMERITUS  MANAGEMENT
     --------------------

     EMERITUS  MANAGEMENT  LLC,
     a  Washington  limited  liability  company

     By:     Emeritus  Corporation,
          a  Washington  corporation

     By:     /s/  Raymond  R.  Brandstrom
             ----------------------------
          Name  Raymond  R.  Brandstrom
                -----------------------
          Title  Vice  President  of  Finance
                 ----------------------------

     EMERITUS  MANAGEMENT  I  LP
     ---------------------------

     EMERITUS  MANAGEMENT  I  LP,
     a  Washington  limited  partnership

     By:     EM  I,  LLC,  a  Washington  limited  liability  company

          By:     Emeritus  Corporation,  a
Washington  corporation
                    By:     /s/  Raymond  R.  Brandstrom
                            ----------------------------
                         Name  Raymond  R.  Brandstrom
                               -----------------------
                         Title  Vice  President  of  Finance
                                ----------------------------

                              EMERITUS
                              --------

                              EMERITUS  CORPORATION,  a  Washington
corporation

                              By:     /s/  Raymond  R.  Brandstrom
                                      ----------------------------
                                   Name  Raymond  R.  Brandstrom
                                         -----------------------
                                   Title  Vice  President  of  Finance
                                          ----------------------------




                              AL  INVESTORS  II
                              -----------------

AL INVESTORS II LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Owners, or in the case where the Owner is a limited partnership, as sole managing member on behalf of the general partner thereof


     By:  /s/  Norman  L.  Brendan
          ------------------------
          Name  Norman  L.  Brendan
                -------------------
          Title  Manager
                 -------

The undersigned lenders in connection with the Senior Loan and the Junior Loan have executed this Agreement for the sole purpose of consenting to the foregoing Amendment.


     GMAC  Commercial  Mortgage  Corporation,     a  California  corporation

     By:
     Name
     Title


     Senior  Housing  Partners  I,  L.P.,
     a  Delaware  limited  partnership

     By:     /s/  Noah  R.  Levy
             -------------------
     Name  Noah  R.  Levy
           --------------
     Title  Vice  President
            ---------------

The undersigned has executed this Agreement for the sole purpose of (i) acknowledging and consenting to the foregoing Amendment, (ii) ratifying that certain Guaranty of Management Agreement (AL II - 14 Operating Facilities) dated March 26, 1999, given by Emeritus in favor of AL Investors II and the Facility Entities, as amended by Amendment and Ratification of Guaranty of Management Agreement dated March 27, 2000, and by Second Amendment and Ratification of Guaranty of Management Agreement dated March 22, 2001 (the "Guaranty"), and
(iii) confirming and agreeing that foregoing Amendment does not alter, modify, amend or waive any terms contained in the Guaranty.


     Emeritus  Corporation,
     a  Washington  corporation


     By:/s/  Raymond  R.  Brandstrom
        ----------------------------
          Name  Raymond  R.  Brandstrom
                -----------------------
          Title  Vice  President  of  Finance
                 ----------------------------